Prepaid land use rights (Tables)	12 Months Ended
Dec. 31, 2016
Prepaid land use rights
Schedule of prepayment for land use rights

	As of December 31,	As of December 31,
	2015	2016
	RMB	RMB
Cost	491,638	600,904
Less: accumulated amortization	(53,082)	(64,541)

Net book value	438,556	536,363

Current portion of prepaid land use rights (recorded in other current assets)	10,063	12,155
Non-current portion of prepaid land use rights	428,493	524,208

Total	438,556	536,363